EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT

                                                                 May _____, 2004
Cell Power Technologies, Inc.
1428 36th Street
Brooklyn NY 11258

Ladies and Gentlemen:

1.) The undersigned hereby tenders this subscription and applies for the purchase of the number of the units (hereinafter, a "Unit") set forth on the signature page of this agreement, with each Unit comprised of 32,000 shares of the Company's common stock, no par value per share (the "Shares") and a five-year warrant (the "Warrants") to purchase 32,000 additional share of common stock at a per share exercise price of $1.25, at a per Unit cost of $24,000. The minimum purchase is one Unit ($24,000), provided, however, that a lesser amount may be purchased in the discretion of the Company. Together with this Subscription Agreement, the undersigned is delivering to the Company, a check payable to "American Stock transfer & Trust Company, AS ESCROW AGENT FOR CELL POWER TECHNOLOGIES, INC." in the full amount of the purchase price for the Units which the undersigned is subscribing for pursuant hereto, or funds by wire transfer as instructed by the Company.

         The Shares and Warrants to be purchased by the undersigned are part of a private placement of securities (the "Private Placement") of up to 160 Units. The Units will be offered by the Company on a "best efforts all or none" basis as to the Minimum Offering of $504,000 and thereafter on a "best efforts" basis up to the Maximum Offering of $3,000,000. There are a minimum number of 21 Units that must be sold in order for the Private Placement to become effective. If all the Units are sold, the Company will receive an aggregate of three million dollars ($3,000,000) less the expenses of the Private Placement, which management estimates will be approximately Fifty thousand ($50,000), which does not include commissions and fees payable to a placement agent.

2.)      Representations  and  Warranties.  In order to induce  the  Company  to
         accept  this  subscription,   the  undersigned  hereby  represents  and
         warrants to, and covenants with, the Company as follows:

         (a) The undersigned has received and reviewed the Private Placement Memorandum dated May 2004 (hereinafter, collectively the "Offering Materials"), and except for the Offering Materials, the undersigned has not relied upon any other materials or literature relating to the offer and sale of the Units;

         (b) The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the offering, and all such questions, if any, have been answered to the full satisfaction of the undersigned;

         (c) The undersigned has such knowledge and expertise in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Units.

         (d) The information provided by the investor in this Subscription Agreement being delivered by the undersigned to the Company herewith is true, complete and correct in all material


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                  respects, and the undersigned understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), which is based upon non-public offerings, is applicable to the offer
                  and   sale  of  the   Units,   based,   in   part,   upon  the
                  representations,   warranties  and  agreements   made  by  the
                  undersigned herein;

         (e) Except as set forth in the Offering Materials, no representations or warranties have been made to the undersigned by the Company or by any agent, employee, or affiliate of the Company, and in entering into this transaction the undersigned is not relying upon any information, other than that contained in the Offering Materials and the results of independent investigation by the undersigned;

         (f) The undersigned understands that: (A) Neither the Units, the Shares nor the Warrants have been registered under the Act or the securities laws of any state, and are being offered by the Company based upon an exemption from such registration requirements for non-public offerings pursuant to Regulation D under the Act; (B) the Units, Shares and Warrants are and will be "restricted securities," as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act;
                  (C) Neither the Units, Shares or Warrants may be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; (D) other than as set forth in the Offering Materials, the Company is under no obligation to register the Shares under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available; (E) the certificates for the Shares and Warrants will bear a legend to the effect that the transfer of the securities represented thereby is subject to the provisions hereof; and
                  (F) stop transfer instructions will be placed with the Company's transfer agent, if any, for the Shares and Warrants;

         (g) The undersigned is acquiring the Units solely for the account of the undersigned, for investment purposes only, and not with a view towards their resale or distribution;

         (h) The undersigned will not sell or otherwise transfer any of the Units, Shares or Warrants unless and until: (A) said securities shall have first been registered under the Act and all applicable state securities laws; or (B) the undersigned shall have first delivered to the Company a written opinion of counsel (which counsel and opinion (in form and substance) shall be reasonably satisfactory to the Company), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws;

         (i) The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform its obligations hereunder, and this Subscription Agreement is a legally binding obligation of the undersigned in accordance with its terms;

         (j) The undersigned meets the requirements of at least one of the suitability standards for an "accredited investor," as such term is defined in Regulation D of the Rules and Regulations promulgated under the Act and as set forth in this Subscription Agreement and as the undersigned has indicated in the Accredited Investor Certification attached hereto;

         (k) The undersigned has carefully reviewed the Risk Factors associated with an investment in the Units outlined in the Offering Materials and understands that the securities offered


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

                  hereby are highly speculative and involve a high degree of risk and should not be purchased by anyone who cannot afford the loss of his entire investment; and

         (l) The undersigned represents that it was not induced to purchase the Units as a result of advertising or public solicitation by the Company and that prompt written notice will be furnished to the Company in respect of a change in its principal place of business or principal residence, as appropriate.

                              JURISDICTIONAL NOTICE

Residents of All States:

                  THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY. NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OR THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

3.) The undersigned understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Subscription Agreement where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid.

4.) The undersigned understands that the Company may, in its sole discretion, reject this subscription and, in the event that the offering to which the Offering Materials relates is oversubscribed, offer partial Units or reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of any other investor's subscription.

5.) The undersigned agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs, and expenses which it may sustain or incur in connection with the breach by the undersigned of any representation, warranty, or covenant made by the undersigned.

6.)      Neither  this  Subscription  Agreement  nor  any of the  rights  of the
         undersigned   hereunder   may  be   transferred   or  assigned  by  the
         undersigned.

7.) This Subscription Agreement: (i) may only be modified by a written instrument executed by the undersigned and the Company; (ii) sets forth the entire agreement of the undersigned and the Company with respect to the subject matter hereof; (iii) shall be governed by the laws of the State of New York applicable to contracts made and to be wholly performed therein; and (iv) shall inure to the benefit of, and be


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         binding  upon the  Company  and the  undersigned  and their  respective heirs, legal representatives, successors, and assignees.

8.) Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

9.) All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the undersigned, to the address set forth on the signature page hereof; and if to the Company, to the address provided above or to such other address as the Company or the undersigned shall have designated to the other by like notice.




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IN WITNESS  WHEREOF,  the undersigned has executed this  Subscription  Agreement this ___ day of ___ _______________, 2004.


_________________  X   $24,000    =  ___________________________
No. of Units        (Unit Price)     Subscription Price

If the Investor is a PARTNERSHIP,
CORPORATION or TRUST:


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Signature


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Print Name of Subscriber Organization


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Print Name and Title of Person Signing

--------------------------------------------------------------------------------
                (All Subscribers should please print information
                     below exactly as you wish it to appear
                         in the records of the Company)

------------------------------------------------   ----------------------------------------------
Name and capacity in which subscription is         Taxpayer I.D. Number
made -- see below for particular requirements

Address:                                           Address for notices, if different:


------------------------------------------------   ----------------------------------------------
Number and Street                                  Number and Street


------------------------------------------------   ----------------------------------------------
City                   State      Zip Code         City                   State      Zip Code


ACCEPTANCE OF SUBSCRIPTION

The foregoing subscription is hereby accepted by Cell Power Technologies, Inc. this _____ day of __________ 2004, for _________ Units.

Cell Power Technologies, Inc.

By: /s/ Jacob Herskovits

Name: Jacob Herskovits

Title: President



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